Pursuant to Rule 497(e)

Registration No. 2-25483

Continental Assurance Company Separate Account (B)

Supplement Dated May 14, 2007 to Prospectus and

Statement of Additional Information dated April 27, 2007

At the May 11, 2007 Annual Meeting, the participants of Separate Account (B) approved the proposal to amend the Investment Advisory Agreement with Continental Assurance Company. Please refer to pages 5-11, 14, 18, 19, 22, 25, 27, 30, and 49 of the Prospectus and pages 3, 4, 9, 11, and 12 of the Statement of Additional Information for a discussion of the Amended Advisory Agreement.

At the May 11, 2007 Annual Meeting, the participants of Separate Account (B) also approved each proposal to revise certain fundamental investment policies of Separate Account (B). Please refer to pages 18, 19, and 20 of the Prospectus and pages 4 and 5 of the Statement of Additional Information for a discussion of the Revised Investment Policies. Below are the Investment Policies of Separate Account (B) currently in effect:

Investment Policies and Restrictions

The current objectives and policies in making investments for Separate Account (B) are set forth below.

1.	The primary objective of CAC in making investments for Separate Account (B) will be the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is only a secondary objective. Accordingly, the assets of Separate Account (B) will be invested primarily in common stocks and in other securities convertible into common stocks.

2.	When CAC believes that economic and market conditions indicate a likelihood that investing a majority of the assets of Separate Account (B) in common stocks or securities convertible into common stocks might result in a material decrease in the unit value of Separate Account (B), less than a majority of the assets of Separate Account (B) may be invested in common stocks or securities convertible into common stocks. In these situations, any assets not invested in common stocks or securities convertible into common stocks will be invested primarily in investment grade debt instruments with a maturity of one year or less, such as U.S. Treasury bills, bank certificates of deposit, bank repurchase agreements or commercial paper.

3.	When CAC deems that economic and market conditions so indicate, a portion of the assets of Separate Account (B) may be invested in preferred stocks and publicly distributed debt instruments such as corporate bonds, debentures, equipment trust certificates, U.S. Government securities or U.S. Government Agency securities.

4.	Temporary investments for Separate Account (B) may be made in short-term instruments such as U.S. Treasury Bills, bank certificates of deposit, bank repurchase agreements or commercial paper.

5.	To the extent of 75% of the assets of Separate Account (B), CAC may not purchase for Separate Account (B) the securities of any issuer if such purchase would cause more than 5% of the market value of Separate Account (B)’s assets to be invested in the securities of such issuer (other than investments in securities contracts of investment companies and obligations of the United States and its instrumentalities) or would cause more than 10% of any class of securities of such issuer to be held in Separate Account (B)’s portfolio. The balance of 25% of the assets of Separate Account (B) may be invested without regard to such 5% or 10% limitations.

6.	CAC, in acting for Separate Account (B), will not underwrite securities of others or invest in restricted securities.

7.	CAC, in acting for Separate Account (B), will not concentrate more than 25% of Separate Account (B)’s investments in any one industry.

8.	The assets of Separate Account (B) will not be invested in commodity contracts other than futures or swap contracts pursuant to an investment in an investment company under paragraph 9.

9.	The assets of Separate Account (B) may be invested in securities contracts of investment companies so long as their primary investment policies are consistent with either paragraph 1 or paragraph 4.

10.	CAC, in acting for Separate Account (B), will not make loans to other persons except through the acquisition of securities issued or guaranteed by banks, bonds, debentures, other debt securities which are publicly distributed and the lending of portfolio securities (“Portfolio Loans”). Portfolio Loans will be continually secured by cash, letters of credit, U.S. Government securities or U.S. Government Agency securities having a market value of not less than the market value of the portfolio securities loaned. The aggregate value of Portfolio Loans will not exceed 25% of Separate Account (B)’s net assets at any time.

11.	CAC, in acting for Separate Account (B), will not engage in the purchase and sale of interests in real estate, except that CAC may engage in the purchase and sale of marketable securities of real estate companies and real estate trusts which may represent indirect interests in real estate.

12.	CAC, in acting for Separate Account (B), will not purchase securities for the purpose of control or management of the issuer thereof.

13.	CAC will not make short sales for Separate Account (B).

14.	CAC will not borrow money for Separate Account (B), unless pursuant to an investment in an investment company under paragraph 9.

15.	CAC will keep Separate Account (B)’s assets substantially fully invested in assets described in paragraphs 1, 2, 3 and 4 above, as described therein, and will limit Separate Account (B)’s cash position, to the extent feasible, to such amounts as may be required to permit CAC to make normal contract payments from Separate Account (B).

16.	CAC, in acting for Separate Account (B), will not issue any senior securities (as defined in the 1940 Act) except for the lending of portfolio securities permitted by paragraph 10 above.